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康迪 KANDI

Kandi Technologies Group, Inc.

NASDAQ GS：KNDI

Bank of America Merrill Lynch
2015 Auto Summit

April 1, 2015

www.KandiTechnologiesGroup.com

Safe Harbor Statement

Except for historical information contained herein, the statements made in the presentation of Kandi Technologies Group, Inc. (the "Company") are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and government policies. These and other risks are described in the Company's filings with the Securities and Exchange Commission.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward looking statements speak as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

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Kandi At A Glance

- Founded in 2002
- Headquarters: Jinhua, Zhejiang Province, China
- NASDAQ GS: KNDI (*listed since March 2008*)
- Stock Price: $12.37*
- Market Cap: $572.4M* *(46,274,855 outstanding shares)*
- 3m Avg. Daily Volume: 818,000 shares *



- 3 full scale production facilities in Shanghai, Jinhua, and Changxing
  - Facility in Wanning City expected to be completed by the end of 2015

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**As of March 25, 2015*

Investment Highlights

- Leading pure EV products provider in China
- Established 50/50 Joint-Venture with Geely Auto (JV Company)
- Attractive industry fundamentals with strengthening market demand
- First to launch public EV Car-share rental business model
- Strong national/local government support
- Seasoned management team
- 2014 Revenue up 80% to $170m; Net Income from (-$21.1m) to $12.3m



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Leading Pure EV Products Provider



Launched pure EV business in August '08



Launched quick battery exchange (QBEX) in 2009



Accelerated design, production and distribution of EVs in mid-2012



Formed 50/50 joint venture with Geely Auto in March 2013

GEELY



First to launch EV Car-Share Program and Group Leasing in Hangzhou in 2013

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Innovative EV Sharing Program

Micro Public Transportation (MPT) EV Car Sharing Program with service in nine cities

- The EV-Share program has been in its trial operation in nine cities in China
- Shared pure EV transportation platform for urban residents
- Supported by a network of charging/parking stations, which provide charging, maintenance and battery recycling facilities



- Maximizes the advantages of Kandi's existing EV products, technology and infrastructure
- Centralized tracking system allows for easy returns of each vehicle
- Less expensive than standard taxis
- Creates a cleaner, more affordable public transportation option for urban residents
- Wide recognition and support from:
  - government officials
  - end users and customers



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Organizational Chart



Kandi Technologies Group, Inc. (KNDI)
100%
Continental Development Limited (BVI)
100%
Zhejiang Kandi Vehicles Co., Ltd.
50%
Kandi Electric Vehicles Group (the "JV Company")
100%
Yongkang Scrou Electric
50%
Jinhua Kandi New Energy Vehicle
100%
Kandi Electric Vehicles (Changxing)
19%
Zhejiang ZuoZhongYou Electric Vehicle Service (the "Service Company")
Zhejiang Kandi Electric Vehicles (Jinhua)
100%
100%
Kandi Electric Vehicles (Jiangsu)
Kandi Electric Vehicles (Shanghai)
100%
100%
Zhejiang JiHeKang Electric Vehicle Sales
90%
10%
Kandi Electric Vehicles (Wanning)

Joint Venture Company

Kandi Electric Vehicles Group Co., Ltd.

- Established in March 2013
- 50/50 ownership interest
- Increased production capacity to satisfy market demands
- Develop, manufacture and sell EVs related auto parts
- Investment in related or similar businesses

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GEELY

Recent Production Developments

Nov 2014	• Received approvals for the first Mid-tier Luxury Pure Electric Vehicle • Granted entry into middle and high end pure vehicle products market.
Dec 2014	• Signed the purchase contract with Zhejiang Tianneng Energy Technology for 1-year supply of high performance TNL-ITR18650-2200P lithium batteries for $42.6 million.
End of 2014	• EV-Share Program expanded to nine cities for its trial operation • Long-term Leasing Program geared towards corporations • government entities and residential communities • 14,398 Kandi EVs delivered to nine cities
Jan 2015	• Delivered first 60 Kandi Brand EVs for "Mini Police Car" Program with Hangzhou Uptown Public Security Bureau
Feb 2015	• Initiated direct-selling operation for the sale of pure EV • Developed "Kandi Cyclone," the latest pure EV model.

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The EV Market Opportunity

The Market Opportunity

EV Innovation and Commitment in China

- Major EV technology R&D started in 2001 in China
- Driven by two central government five-year plans, Olympic Games, World Expo, and the “1000 cars in 10 cities” demonstration platform
- Government’s production and sales goals of 500,000 New Energy Vehicles (NEVs) by 2015 and 5 million NEVs by 2020
- Strong alliance with Geely Auto to develop EV programs in China

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Strong Government EV Support

Central government subsidy

- EV manufacturers compensated in advance upon approval

Local government subsidy

- Paid to <u>consumers</u> who purchase EVs through a price reduction from the dealers

Subsidies benefit consumers as actual prices paid reflect deduction of both subsidies.

All Kandi models are eligible for three-year, 10% Sales Tax break on electric cars, plug-in hybrids and fuel-cell vehicles starting in 2014

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Strong China Municipal Acceptance

List of cities/regions enrolled in the EV subsidy program

Beijing	35,020	Dalian	5,000
Shenzhen	35,000	Hefei	5,000
Jiangsu	18,085	Xinxiang	5,000
Hebei	13,141	Shenyang	5,000
Tianjin	12,000	Ha'erbin	5,000
Xi'an	11,000	Zibo	5,000
Wuhan	10,500	Luzhou	5,000
Zhejiang	10,100	Xiangyang	5,000
Shanghai	10,000	Taiyuan	5,000
Guangzhou	10,000	Jincheng	5,000
Chongqing	10,000	Ningbo	5,000
Changchun	10,000	Zhangzhutan	5,000
Fujian	10,000	Haikou	5,000
Guangdong	10,000	Chengdu	5,000
Linyi	5,690	Kunming	5,000
Zhengzhou	5,500	Lanzhou	5,000
Weifang	5,500	Jiangxi	5,000
Qingdao	5,200	Inner Mongolia	5,000
Guanhu	5,100	Guizhou	5,000
Liaocheng	5,010	Yunnan	5,000

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Total EV Units: 336,846 through 2014

Source: Nomura research


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Kandi's Strategic Vision

Our Vision – EV Car Sharing & Leasing

Advanced model for public transportation to alleviate traffic congestion

Charging/Parking Stations

- charging, maintenance, battery recycling
- located at airports, train stations, hotels, business centers, selected residential areas and other areas prone to traffic congestion.



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Our Solution – EV Sharing & Leasing

Centralized tracking system management permits tracking on the status and precise location of each rented vehicle.

- **Fully computerized control system**
- **Clients not required to enter the garage**
- **Automatic parking**
- **Smart charging device assembled**





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Launched Vehicle Models





Basic Parameters		Kandi Mini	
Model	**SMA7000BEV**	**Rated Capacity**	**2**
Announcement Batch	No. 255	Driving Range(km)	160
Overall Dimension	2900 * 1545 * 1590	Max. Speed(km/h)	≥80
Total Weight(kg)	1340	Battery	lithium-ion ferrous phosphate (LFP)battery
Curb Weight(kg)	1160	Motor	SCRMP10U1
Wheel Base(mm)	2080	Motor Power(kw)	Max.20

Basic Parameters		Kandi Panda	
Model	**SMA7001BEV**	**Rated Capacity**	**4**
Announcement Batch	No. 255	Driving Range(km)	160
Overall Dimension	3598 * 1630* 1595	Max. Speed(km/h)	≥80
Total Weight(kg)	1500	Battery	lithium-ion ferrous phosphate (LFP)battery
Curb Weight(kg)	1200	Motor	SCRMP10U1
Wheel Base(mm)	2340	Motor Power(kw)	Max.20

Kandi Vehicle Models



Kandi
Mini



Kandi
Panda



Kandi K13
(City Cowboy)



Kandi K12
(City Beauty)



Kandi
Cyclone



Model #
SMA7002BEV05

Kandi Production Facilities

Jinhua Facility



Changxing Facility*



Shanghai Facility*



New Wanning City facility (60,000 m^{2}) expected to be completed by the end of 2015

Facility of Kandi Electric Vehicles Group (JV Company)

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Financial Highlights

Fiscal Year 2014 Financial Highlights

(in million $USD)



$200.00
$160.00
$120.00
$80.00
$40.00
$0.00
$64.51
$94.54
$170.23
FY 2012
FY 2013
FY 2014
Revenues

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Fiscal Year 2014 Financial Highlights

(in million $USD)


Net Income
$20.00
$10.00
$0.00
-$10.00
-$20.00
-$30.00
$6.05
$4.17
-$21.14
$5.16
$12.27
$14.20
FY 2012
FY 2013
FY 2014
Net Income (GAAP)
Net Income (Non-GAAP)

KANDI

Non-GAAP net income excludes (i) the effects of stock award expenses, which were $8,455,422 and $9,658,320 for the years ended December 31, 2014 and 2013, respectively, and (ii) the change of the fair value of financial derivatives, which were a gain of $6,531,308 and a loss of ($16,647,283) for the years ended December 31, 2014 and 2013, respectively

JV Company - 2014 Financial Highlights

(in million $USD)



$60.00
$40.00
$20.00
$0.00
$34.86
$4.29
$1.66
$45.14
$2.64
$0.73
$46.85
$7.03
$4.40
$52.89
$5.81
$1.67
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Revenues
Gross Profit
Net Income (GAAP)

KANDI

JV Company - 2014 EV Units Sold

(in units)



5000
4000
3000
2000
1000
0
1215
4114
1950
3656
Q1 2014
Q2 2014
Q3 2014
Q4 2014

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Financial Highlights for the Past 5 Years

in million $ USD except per share figures	Fiscal Year Ended Dec 31, 2010	2011	2012	2013	2014
Revenue	$42.88	$40.18	$64.51	$94.54	$170.23
Gross Profit	9.62	9.21	12.89	21.74	23.40
Operating Income	3.22	3.04	5.31	1.56	5.24
GAAP Net Income	0.95	9.11	6.05	-21.14	12.27
Adj. Net Income*	5.00	4.00	4.17	5.16	14.20
Fully Diluted EPS	-0.04	0.32	0.20	-0.61	0.29
Selected Balance Sheet Items					
Cash/ Cash Equivalent	$7.75	$2.29	$12.14	$12.76	$26.38
Current Liabilities	55.82	52.51	73.10	86.64	99.12
Current Assets	74.34	69.97	109.00	80.01	138.33
Total Assets	109.61	112.27	160.28	204.31	323.07

** Adj. Net Income excludes (i) the effects of stock award expenses, and (ii) the change of the fair value of financial derivatives, respectively*

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Kandi Value Proposition

- Strategic shift in focus towards EV products enables Kandi investors direct exposure to the rapidly growing EV market in China
- JV Partnership with Geely Auto enhances development of high quality EV products on a large scale
- Low-cost Kandi EV products and the combined national/local government subsidies generate significant cost savings to consumers
- Innovative EV Sharing rental and leasing businesses accelerate wide-spread adoption of Kandi EV products
- Growing infrastructure in EV parking/charging structures provides ease of use of Kandi EV products



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Investor Relations Contact

Kewa Luo

Head of Public Relations, VP

Kandi Technologies

212-551-3610

IR@kandigroup.com

Matthew Abenante

The Piacente Group

212-481-2050

kandi@tpg-ir.com

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低碳出行 清洁城市 美丽中国
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Thank you !

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